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                                  EXHIBIT 23(A)




                         CONSENT OF MILLER, ELLIN & CO.

                         CONSENT OF INDEPENDENT AUITORS

     We hereby consent to the reference to our firm under the caption "Experts" in this Registration Statement on Form S-4 of Micro Bio-Medics, Inc. and to use of our report dated February 10, 1995 relating to our audit of the 1994, 1993 and 1992 financial statements, which have been incorporated by reference in this Registration Statement.

                                   /s/ Miller, Ellen & Co.
                                   MILLER, ELLIN & CO.
                                   CERTIFIED PUBLIC ACCOUNTANTS




New York, New York
December 11, 1995



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